PBF Logistics LP (NYSE: PBFX) Master Limited Partnership Association 2016 Investor Conference June 2016

2 Safe Harbor Statements This presentation contains forward-looking statements made by PBF Logistics LP (“PBFX”), PBF Energy Inc. (“PBF Energy” and together with PBFX, the “Companies”), PBF Holding Company LLC, and their subsidiaries, and their management teams. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Companies’ actual performance or results to differ materially from those expressed in such statements. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing and announcement and successful closing of any potential acquisitions) and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry, including any lifting by the federal government of the restrictions on exporting U.S. crude oil; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; unforeseen liabilities associated with any acquisition; inability to successfully integrate any acquired businesses or operations; effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Companies assume no responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date.

3  Diversified, stable and predictable cash flows  Supported predominantly by long-term, take- or-pay agreements  No direct commodity price exposure  Highly integrated assets  Focused on movement and storage of refinery feedstocks and finished products  Strong alignment with PBF Energy  PBF Logistics’ assets provide PBF Energy strategic optionality  Financial Flexibility  Long-term capital structure with ample liquidity for growth  Solid growth potential  Completed its first 3rd-party acquisition of East Coast terminals in April 2016  Continue to pursue growth through independent transactions, drop-downs and organic investment PBF Logistics LP

PBFX Growing Asset Base is Ideally Situated

- Legacy PBF Logistics assets directly support the operations of the Toledo, Delaware City and Paulsboro refineries
  - Approximately 200 million barrels of annual refining capacity
- Strategic acquisitions such as the East Coast Terminals allow PBF Logistics to independently grow its revenue base and leverage its existing relationship with PBF Energy
- PBF Logistics continues to target logistics assets for feedstock movement and product distribution that compliment its existing operations and provide synergies due to proximity to PBF Energy operations
- Drop-downs from PBF Energy, as it grows, remain a valuable source of future growth



PBF Logistics Mid-Continent Assets
Toledo Storage Facility
Toledo LPG Truck Rack
Toledo Truck Terminal
Paulsboro Refinery
Toledo Refinery
Delaware City Refinery
Chalmette Refinery
PBF Logistics East Coast Assets
East Coast Terminals
DC Products Pipeline
DC Truck Rack (Products)
DC Truck Rack (LPG)
DC Rail Terminal
DC West Rack

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5  Closed acquisition of East Coast Terminals from Plains All American at a pro forma EBITDA multiple of ~7x  Purchase price of $100 million, plus an upfront capital investment of ~$5 million  Unaffiliated third-party transaction introduces third- party business to PBFX’s revenue base  Diversifies PBFX asset and customer base and creates synergy opportunities with PBF Energy due to proximity of PBF Energy’s three coastal refineries  Assets acquired include:  57 product tanks with a total shell capacity of approximately 4.2 million shell barrels  Pipeline connections to the Colonial, Buckeye, Sunoco Logistics and other proprietary pipeline systems  26 truck loading lanes  Marine facilities capable of handling barges and ships First Third Party Acquisition

6 PBFX is a Strategic and Valuable Partner to PBF  Stable cash flows supported predominantly by long- term, take-or-pay Minimum Volume Commitments  No direct commodity exposure  Hard asset base consisting of crude and product storage, pipelines, and distribution and unloading facilities  Vehicle allows PBF to drop-down logistics assets and utilize proceeds to de-lever and improve liquidity  PBF's drop-down EBITDA backlog increased significantly with addition of logistics-related assets at Chalmette and Torrance Acquisition (1)  PBF believes it has over $280 million(1) of MLP- qualifying EBITDA suitable for drop-downs to PBFX  Provides alternative capital source to grow logistics asset base Summary of Executed Drop-Downs Announcement Date Asset Projected Annual EBITDA ($mm) Gross Sale Price ($mm) 9/15/2014 Delaware City Heavy Crude Unloading Rack $15 $150 12/2/2014 Toledo Storage Facility $15 $150 5/15/2015 Delaware City Pipeline / Truck Rack $14 $143 Total $44 $443 ___________________________ 1. Pro forma for the expected close of the Torrance Acquisition

PBF Energy as Sponsor

- Fourth largest independent refiner in United States[1]
- BB / Ba3 credit ratings – upgraded by S&P in Q4-15
- Currently operates four oil refineries in Ohio, Delaware, New Jersey and Louisiana, and has entered into an agreement to acquire an additional refinery in California[1]
- PBF's core strategy is to operate safely and responsibly and grow and diversify through acquisitions
- PBF indirectly owns 100% of the general partner and ~50% of the limited partner interests of PBF Logistics LP (NYSE: PBFX), and 100% of the PBFX incentive distribution rights ("IDRs")


Toledo
Paulsboro
Delaware City
Torrance
Chalmette
PADD 1
PADD 2
PADD 3
PADD 4
PADD 5

Region	Throughput Capacity (bpd)	Nelson Complexity
Mid-continent	170,000	9.2
East Coast	370,000	12.2
Gulf Coast	189,000	12.7
West Coast[1]	155,000	14.9
Total [1]	**884,000**	**12.2**

1. *The Torrance (California) Refinery acquisition is scheduled to close in 2016*

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Coastal Refinery Complexity Advantage

- Crude cost advantages for complex refineries like Paulsboro, Delaware City and Chalmette translate to increased profitability
  - Coking refineries, such as PBF's three coastal refineries, have the flexibility to run a wide variety of crudes and can realize improved margins in low flat-price environments

- Refining dynamics in the Atlantic Basin have dramatically shifted
  - ~2.6 million bpd of refining capacity has been rationalized in the Atlantic Basin since 2009
    - 320 kbpd shut down in Delaware /Pennsylvania Regional Basin
  - Paulsboro and Delaware City have transportation advantage vs. incoming pipelines and waterborne products
  - Chalmette further enhances PBF's ability to optimize product netbacks in the Atlantic Basin

Illustrative Heavy / Sour COGS Advantage



$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$9.00
($0.75)
($4.50)
$3.75
PBF Coastal Crude Cost Advantage
Lower Clean Product Yield
Low-value Products (Sulfur, Pet Coke, CO2)
PBF Heavy/Sour COGS Advantage

1. Comprised of $5/bbl premium for landed cost of light, sweet crude vs. ($4/bbl) discount for medium and heavy, sour crude to Dated Brent which represents a total crude advantage for refineries that are able to process medium and heavy, sour barrels

Delaware/Pennsylvania Basin Refining Landscape



PENNSYLVANIA
Philadelphia
East Coast Terminals
Paulsboro Refinery
Delaware City Refinery
NEW JERSEY

Refinery	Capacity
Delaware City	190,000
Paulsboro	180,000
Trainer (Delta)	185,000
Philadelphia (PES)	330,000
Marcus Hook (CLOSED)	~~175,000~~
Eagle Point (CLOSED)	~~145,000~~

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9 Commercial Optimization  Crude sourcing flexibility and optionality  PBF uses its complex crude processing capacity to source lowest cost input slate  PBF is benefiting from the over-supply of waterborne crude which is driving increased competition and favorable pricing  PBF is leveraging its expanded coastal refining portfolio to capitalize on economies of scale by sharing larger cargoes between assets  Pursuing highest netback product distribution channels  Actively marketing finished products in local refining markets  The East Coast Terminals acquisition by PBFX provides additional capability in the greater Philadelphia market  Entering the gasoline and distillate product export markets  Increasing asphalt production, with Chalmette and Paulsboro, and becoming a larger supplier on the East Coast Refining Group Crude Slate Breakdown Source: Company reports, JP Morgan Research 0% 20% 40% 60% 80% 100% PBF PSX MPC TSO VLO HFC NTI ALJ DK WNR CVRR Medium / Heavy Light

10 Strong Connection with PBF Energy  Fee-based, long-term contracts provide PBFX with stable earnings  Conservative financial profile with strong liquidity provides flexibility  Demonstrated access to capital markets  Experienced management team  Focused on safety and operational excellence  PBFX’s assets are integrated with three of PBF’s operating refineries Strategic  Midstream growth is a key component of PBF’s strategy  PBF owns ~50% of PBF Logistics and 100% of the GP  PBFX provides PBF with an additional growth vehicle to enhance investor returns Financial Operational

11 0.30* 0.30 0.33 0.35 0.37 0.39 0.41 0.42 0.28 0.30 0.32 0.34 0.36 0.38 0.40 0.42 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 D is tr ib u ti o n / L P Uni t ( $ ) PBFX Delivers Strong Historical Distribution Growth (MQD) *Represents the minimum quarterly distribution (MQD) for Q2-14, actual distribution of $0.16 equal to prorated MQD based on May 14, 2014 IPO

12 PBFX’s Investment Highlights Focus on Stable, Take-or-Pay Business  Maintain stable cash flow generation through predominantly long-term contracts with minimum volume commitments  Commitment to safe and reliable operations across all areas  No direct commodity price exposure  Target 1.15x annual coverage ratio  Financial flexibility for continued distribution growth  Maintain attractive long-term distribution growth rate Financial Flexibility Distributable Cash Flow Grow the Business  Pursue third-party acquisitions focused on traditional MLP assets  Invest in organic projects and asset optimization  Support growth of PBF through additional drop-down transactions  Conservative financial profile with an emphasis on liquidity  Demonstrated ability to access capital markets  Net Debt-to-EBITDA target of between 3x and 4x

Appendix

14 Non-GAAP Financial Measures PBF Logistics LP Reconciliation of Amounts under US GAAP to Forecasted EBITDA (unaudited, in millions) Reconciliation of East Coast Terminals Forecasted Net Income to pro forma EBITDA: Forecasted net income $8.7 Add: Depreciation and amortization expense 5.3 Add: Interest expense, net and other financing costs 1.0 Pro forma EBITDA $15.0 The Partnership defines EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization expense. EBITDA is a non-GAAP supplemental financial measure that management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:  our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods;  the ability of our assets to generate sufficient cash flow to make distributions to our unit holders;  our ability to incur and service debt and fund capital expenditures; and  the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. The Partnership’s management believes that the presentation of EBITDA provides useful information to investors in assessing our financial condition and results of operations. EBITDA should not be considered an alternative to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect net income. Additionally, because EBITDA may be defined differently by other companies in our industry, our definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Due to the forward-looking nature of forecasted EBITDA, information to reconcile forecasted EBITDA to forecasted cash flow from operating activities is not available as management is unable to project working capital changes for future periods at this time.

Key Milestones

IPO			Completed $350 Million Bond Offering	PBF Energy announces Chalmette acquisition	PBF Energy announces Torrance acquisition	PBF Energy closes Chalmette acquisition	Completed ~$50 Million Equity Offering
May 2014	September 2014	December 2014	May 2015	June 2015	October 2015	November 2015	April 2016
	Acquired Delaware City West Rack	Acquired Toledo Storage Facility	Acquired Delaware City Pipeline and Truck Rack				Acquired East Coast Terminals from Plains All American

Since IPO PBFX has:

- Raised over $400 million in proceeds through equity and debt capital market transactions
- Invested ~$550 million to expand asset base
- Increased Distributable Cash Flow by over 100%
- Increased Distributions to unit holders by over ~30%
  - ~21% Compound Annual Growth Rate ("CAGR")
- Completed an unaffiliated, third-party transaction with the East Coast Terminals acquisition

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16 Long-term Agreements Underpin Stability Assets MVC Original MVC ($) Initial Term Toledo Storage Facility (Tankage) 3.9 million bbls(1) $0.50 / bbl 10 yrs Delaware City Products Pipeline 50,000 bpd $0.5266 / bbl 10 yrs Delaware City Truck Rack (Clean Products) 30,000 bpd $0.462 / bbl 10 yrs Delaware City Truck Rack (LPG) 5,000 bpd $2.52 / bbl 10 yrs Toledo LPG Truck Rack (Propane) 4,400 bpd $2.52 / bbl 10 yrs Toledo Truck Terminal 5,500 bpd $1.00 / bbl 7 Yrs Delaware City Rail Terminal 85,000 bpd $2.00 / bbl 7 Yrs Delaware City West Rack 40,000 bpd $2.20 / bbl 7 Yrs ___________________________ (1) Subject to available storage capacity All contracts have two 5-year renewal terms and inflation-based cost escalators